SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 0)

Filed by the Registrant  ☒
Filed by party other than the registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☒ Definitive Proxy Statement

☐ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

LUCAS ENERGY, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: _____________________________
(2) Aggregate number of securities to which transaction applies: _____________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________
(4) Proposed maximum aggregate value of transaction: ____________________________________
(5) Total fee paid: ___________________________________

☐ Fee paid previously with preliminary materials ______________________

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: __________________________

(2) Form, Schedule or Registration Statement No.: ____________________________

(3) Filing Party: ____________________________

(4) Date Filed: __________________________

LUCAS ENERGY, INC.
6800 West Loop South, Suite 415
Bellaire, Texas 77401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 30, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Lucas Energy, Inc., a Nevada corporation (the "Company"), will be held on March 30, 2010 at 10:00 a.m. local time at the offices of Williams, Bimberg & Anderson LLP, 2000 Bering Street, Suite 905 Houston, Texas 77057, Houston, Texas (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

1.
To elect four (4) Directors to the Company's Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal.

2.	To approve the Lucas Energy, Inc. 2010 Long Term Incentive Plan (Attached as Exhibit “A”);
3.
To approve the Company’s acquisition of oil and gas properties comprised of lease acreage and eight shut-in or plugged wellbores located thereon in Wilson County, Texas through the issuance of shares of common stock to El Tex Petroleum, LLC (“El Tex”), and the Company’s assumption of El Tex debt related thereto and the issuance of shares of Lucas common stock to a Company director to convert the debt into shares of common stock in the Company;

4.	To ratify the issuance of shares of common stock to Company officers and directors;
5.	To approve a charter amendment to the Company’s Articles of Incorporation to increase the number of authorized common shares of from twenty-five (25) million to one-hundred (100) million shares;
6.	To approve an amendment to the Company’s Articles of Incorporation to authorize the Board to issue shares of preferred stock; and
7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

At the meeting, stockholders will also transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on February 8, 2010 (the “Record Date”) are entitled to notice of and to vote in person or by proxy at the meeting.  At least ten days prior to the meeting, a complete list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting, during ordinary business hours, at the office of the Corporate Secretary of the Company at 6800 West Loop South, Suite 415, Bellaire, Texas 77401.

As a stockholder of record, you are cordially invited to attend the meeting in person.  Regardless of whether you expect to be present at the meeting, please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope.  Returning the enclosed proxy will not affect your right to vote in person if you attend the meeting.

The enclosed proxy solicitation material is being mailed to stockholders on or about March 5, 2010 with a copy of the Company’s Annual Report to Stockholders (Securities and Exchange Commission Form 10-K) which contains financial statements for the year ended March 31, 2009.

By Order of the Board of Directors

/s/ William A. Sawyer
William A. Sawyer
Chief Executive Officer

Bellaire, Texas
March 11, 2010

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on March 30, 2010. The proxy statement and annual report to stockholders are available at http://www.lucasenergy.com by selecting “2009 Proxy Vote Information”.

Even though you may plan to attend the meeting in period, please execute the enclosed proxy card and mail it promptly.   A return envelop is enclosed for your convenience.  Should you attend the meeting in period, you may revoke your proxy and vote in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

LUCAS ENERGY, INC.
6800 West Loop South, Suite 415
Bellaire, Texas 77401

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 30, 2010

GENERAL

The Proxy Statement and accompanying form of proxy are being furnished to you in connection with the solicitation on behalf of the Board of Directors of LUCAS ENERGY, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on March 30, 2010, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at the offices of Williams, Bimberg & Anderson LLP, 2000 Bering Street, Suite 905 Houston, Texas 77057, at 10:00 a.m., local time. The Company's telephone number is (713) 528-1881.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-K (without exhibits) for the year ended March 31, 2009 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about February 20, 2010. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-K for the year ended March 31, 2009, as filed with the Securities and Exchange Commission.  Please contact the Company at 6800 West Loop South, Suite 415, Bellaire, Texas 77401, Attention: Corporate Secretary.

RECORD DATE

Shareholders of record at the close of business on February 8, 2010 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 11,244,805 shares of the Company's Common Stock, $0.001 par value (the "Common Stock") were outstanding.  For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted: (i) FOR the election of Directors as listed in Proposal No. 1 of this proxy statement; (ii) FOR approval of the Lucas Energy, Inc. 2010 Long Term Incentive Plan as described in Proposal No. 2; (iii) FOR the acquisition of oil and gas properties from El Tex through the issuance of shares of common stock to El Tex,  and the Company’s assumption of debt related thereto and issuance of shares of Lucas common stock to a Company director to convert the debt into shares of common stock in the Company as further described in Proposal No. 3; (iv) FOR ratification of the issuance of shares of common stock to Company officers and directors as listed in Proposal No. 4; (v) FOR approval of a charter amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000 shares as described in Proposal No. 5; and (vi) FOR an amendment to Company’s Articles of Incorporation to authorize the Board to issue shares of preferred stock.

Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile. The Company may engage a proxy solicitor to act on its behalf in soliciting proxies.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors, except that the affirmative vote of a majority of the outstanding shares of Common Stock will be required to amend the Company’s Articles of Incorporation under Proposal No. 5 and Proposal No. 6. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under Rule 13d-3 as promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)

Common	J. Fred Hofheinz	83,334	0.74%
Common	William A. Sawyer	270,974	2.41%
Common	Peter K. Grunebaum	67,729	0.60%
Common	W. Andrew Krusen, Jr. (3)	455,000	4.05%
Common	Donald L. Sytsma (4)	15,500	0.14%
Common	LGA, Inc.	1,480,995	13.17%
Common	William A. Sikora (5)	219,230	1.95%
Common	Malek A. Bohsali (6)	37,900	0.34%
Common	Rick Schmid (7)	12,990	0.11%
Common	Eric Wold (8)	41,023	0.36%
Common	James J. Cerna Jr. Revocable Trust (9)	613,098	5.45%
Common	All current executive officers and directors as a group (5 persons)	892,537	7.94%

(1) – The address of each director and officer is Lucas Energy, Inc., 6800 West Loop South, Suite 415, Bellaire, Texas 77401.
(2) – Calculated based on shares of common stock outstanding on February 8, 2010 totaling 11,244,805 shares.  Does not include modifications or rescissions which we anticipate may happen prior to the meeting in connection with NYSE Amex listing rules.
(3) – W. Andrew Krusen, Jr. was appointed a Director to the Company on October 8, 2009.   Mr. Krusen holds 25,000 shares of common stock directly that he was granted an inducement to joining the Board.  Mr. Krusen beneficially holds 230,000 shares of common stock through his ownership of Gulf Standard Energy Company, LLC together with warrants for 200,000 shares of common stock at $1.00 per share that expire on August 31, 2012.
(4)  – Donald L. Sytsma was appointed Chief Financial Officer on April 1, 2009.   As an inducement to employment with the Company, Mr. Sytsma’s compensation arrangement provides for non-cash stock based equity compensation of 2,000 shares of common stock per month.  Share certificates have been issued for a total of 14,000 shares of common stock to date, and a total of 8,000 additional shares of common stock due have been accrued through January 31, 2010.
(5) – William A. Sikora served as Chief Executive Officer and President from September 8, 2008 through January 22, 2009.  Mr. Sikora also holds fully vested stock options to purchase 200,000 shares of common stock at $2.60 per share that expire two years from the date of issuance.  Shares and options were granted to Mr. Sikora as an inducement to employment with Lucas Energy, Inc.  Mr. Sikora’s common share ownership identified is comprised of 19,230 shares of common stock and 200,000 shares of common stock issuable upon Mr. Sikora’s exercise of his stock options.
(6) – Malek A. Bohsali was Chief Financial Officer from April 10, 2007 through April 14, 2009, and corporate secretary until his resignation effective September 30, 2009.  Information included in the table for Mr. Bohsali is based on his Section 16 Form 4 reports filed through September 4, 2009.
(7) – Rick Schmid, former Director, resigned effective April 14, 2009.  Information included in the table for Mr. Schmid is based on his Section 16 Form 4 reports filed through March 27, 2009.
(8) – Eric Wold former Director resigned effective September 26, 2009.  Information included in the table for Mr. Wold is based on his Section 16 Form 4 reports filed through October 23, 2009.
(9) – James A. Cerna, Jr. served as Chief Executive Officer from May 19, 2006 and President from June 12, 2006 through September 2, 2008.  He also served as the Chairman of the Board and Director until his resignation effective May 5, 2009.  Information included in the above table is based on a Schedule 13D filed September 18, 2009 with the SEC.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than one (1) or more than fifteen (15) members. The Company's Board currently has four (4) members. The Company's management recommends the four (4) Directors listed below.  Each of the nominees has indicated his willingness to serve if elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the four (4) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

The following table indicates the name of each nominee/director, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

Nominee	Position	Director Since	Age
J. Fred Hofheinz	Director, Chairman of Board	September 18, 2008	71
William A. Sawyer	Chief Executive Officer, President, Director	April 6, 2005	61
Peter K. Grunebaum	Director	January 29, 2007	76
W. Andrew Krusen, Jr.	Director	October 8, 2009	61

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.  There are no agreements with respect to the election of directors.  We have historically compensated our directors for service on the Board of Directors and committees thereof through the issuance of shares of common stock and nominal cash compensation for meeting fees. Additionally, we reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board and any committee thereof.  The Board of Directors appoint annually the executive officers of the Company and the executive officers serve at the discretion of the Board.  The Executive Committee of the Board of Directors, to the extent permitted under Nevada law, exercises all of the power and authority of the Board in the management of the business and affairs of the Company between  meetings of the Board.

The business experience of each of the persons listed above during the past five years is as follows:

 FRED J. HOFHEINZ, CHAIRMAN OF BOARD, Chair of Nominating Committee

Mr. Hofheinz, the former Mayor of the City of Houston (1974-1978), began his business career with his late father, Roy Hofheinz, Sr., who built the Houston Astrodome.  Mr. Hofheinz played a key role in the family real estate development projects surrounding the Astrodome, including an amusement park – Astroworld and four hotels.  He was the senior officer of Ringling Brothers Barnum and Bailey Circus, which was owned by the Hofheinz family.   In 1971, Mr. Hofheinz co-founded a closed circuit television company, Top Rank, which is now the leading professional boxing promotion firm in the nation.  He has served as President of the Texas Municipal League and served on the boards of numerous other state and national organizations for municipal government elected officials.  In addition to his law practice, Mr. Hofheinz also owned several direct interests in oil and gas companies.  He has also dealt extensively with business interests, primarily oil and gas related, in the People’s Republic of China and in the Ukraine.

For the past five years Mr. Hofheinz has been an investor and a practicing attorney with the firm of Williams, Birnberg & Anderson LLP in Houston, Texas, and the city that he served as mayor from 1974 to 1978.  While he has numerous investments in real estate, his principal investment interest is in oil and gas.  He has been actively engaged in successful exploration and production ventures, both domestic and international.  He holds a PhD in economics, from the University of Texas and takes an active interest in Houston’s civic and charitable affairs.  He was admitted to the Texas bar in 1964, having received his preparatory education at the University of Texas, (B.A., M.A., Ph.D., 1960-1964); and his Legal education at the University of Houston, (J.D., 1964).

WILLIAM A. SAWYER, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. Sawyer has been a director of the Company since April 6, 2005. Mr. Sawyer has over 30 years of diversified experience in the energy industry with firms such as; ARCO, Houston Oil & Minerals, Superior Oil (Mobil), and ERCO. Mr. Sawyer founded the petroleum consulting firm of Exploitation Engineers, Inc. and his clients included private investors, independent oil companies, banking institutions, major energy and chemical companies, and the US government. In connection with Exploitation Engineers, Mr. Sawyer evaluated and managed large projects such as a private trust that held working interests in several hundred producing and non-producing oil and gas properties.  Mr. Sawyer has been an expert witness in federal court, state court, and before several state agencies in Texas and Oklahoma, and he has testified as to the fair market value of mineral interests and sub-surface storage interests.  Mr. Sawyer co-founded the Company and was originally appointed to a position with the Company on June 13, 2006.  Mr. Sawyer has served as a Director of the Company and as its chief operating officer, until his appointment to president and chief executive officer on January 22, 2009.

PETER K. GRUNEBAUM – DIRECTOR, Chair of Audit Committee

Mr. Grunebaum is an independent investment banker with over 40 years of experience in the energy sector with a specialty in exploration and production. Previously he was the Managing Director of Fortrend International, an investment firm headquartered in New York, New York, a position he held from 1989 until the end of 2003. From 2003 to present, Mr. Grunebaum has been an independent investment banker. Mr. Grunebaum is a graduate of Lehigh University, and in addition to being a board member of Lucas, he is also on the Board of Prepaid Legal Services, Inc. [NYSE:PPD] and Stonemor Partners LP. [NASDAQ: STON].

W. ANDREW KRUSEN, JR. – DIRECTOR, Chair of the Compensation Committee

Mr. Krusen has been Chairman and Chief Executive Officer of Dominion Financial Grop, Inc. since 1987. Dominion Financial is a merchant banking organization that provides investment capital to the natural resources, communications and manufacturing and distribution sectors.  Mr. Krusen is currently a director and chairman of Florida Capital Group, Inc. – a Florida bank holding company, as well as Florida Capital Bank, N.A. its wholly owned subsidiary.  He also serves as a director of publicly traded Highpine Oil and Gas Ltd., a Canadian oil and gas concern; and Raymond James Trust Company, a subsidiary of Raymond James Financial, Inc. – and numerous privately held companies, including Beall’s Inc., Telovations, Inc., CoAdvantage Resources, Inc. and Romark Laboratories, LLC.  Mr. Krusen is a former member of the Young Presidents’ Organization, and he is currently a member of the World President’s Organization, Society of International Business Fellows and a Trustee of the International Tennis Hall of Fame.  He is past Chairman of Tampa's Museum of Science and Industry and a member of the Florida Council of 100.  Mr. Krusen graduated from Princeton University in 1970.

There are no family relationships among our directors or nominees for directors.

Vote Required

The election of the director nominees listed above requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting, in person or by proxy.  For the election of directors, you may vote “FOR” all nominees or withhold authority to vote for all or some of the nominees.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of withholding authority to vote for all of the nominees.

THE BOARD OF RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

APPROVAL OF THE LUCAS ENERGY, INC.
2010 LONG TERM INCENTIVE PLAN

The Board of Directors believes it is in the best interest of the Company and the stockholders to make available and maintain a long term equity based incentive compensation program while minimizing the overall dilutive effect of such awards on its stockholders. The Lucas Energy, Inc. 2010 Long Term Incentive Plan (the “Plan”) accomplishes these goals, while providing the flexibility needed to meet the Company's future compensation needs. The following summary of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this proxy statement as Exhibit A.

Purpose and Eligibility

The purpose of the Plan is to further and promote the interests of the Company, its subsidiaries, and its stockholders by enabling the Company and its subsidiaries to attract, retain and motivate employees, non-employee directors and consultants, and to align the interests of those individuals with the interests of Company’s stockholders.  Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the Plan.

Shares Authorized for Issuance

Under the Plan, 900,000 shares of the Company’s common stock are authorized for initial issuance.  The number of shares available under the Plan will be reduced by one for each share delivered pursuant to an award under the Plan.  Any shares that become available due to expiration, forfeiture, surrender, cancellation, termination or settlement in cash of an award under the Plan may be requested and used as part of a new award under the Plan.

Administration and Types of Awards

The Plan is administered by the Compensation Committee of the Board of Directors, unless the Board of Directors selects a different committee. The Committee interprets the Plan and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards, the expiration date of awards, and the vesting schedule or other restrictions applicable to awards.  The Plan allows the Company to grant the following types of awards: (1) incentive stock options, (2) non-qualified stock options, and (3) restricted shares.

Stock Options.  Stock options may be granted by the Committee and may be either non-qualified options or incentive stock options.  Stock options are subject to the terms and conditions, including vesting conditions, set by the Committee (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options).  The exercise price for all stock options granted under the Plan will be determined by the Committee, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the Plan will be determined by the Committee, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock).  Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price.  The exercise price may be paid in cash, by certified check, bank draft, or money order payable to the order of the Company, or, if approved by the Committee, shares of the Company’s common stock.  The Committee may also permit other ways for a grantee to pay the exercise price.  Additionally, the Plan allows the Committee to determine that dividend equivalents will be paid with respect to stock options, and these will generally be paid when dividends are paid to stockholders.

Restricted Shares.  Restricted shares are shares of the Company’s common stock that are forfeitable until the applicable restrictions lapse. The Committee will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the grantee will forfeit his or her restricted shares. Unless the Committee determines otherwise, a grantee will have stockholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them. Any stock dividends on restricted shares are subject to the same restrictions that apply to those restricted shares.

The Committee determines how any awards granted under the Plan will vest.  Unless an award agreement provides otherwise, restricted shares that vest based on the passage of time will become 25% vested on the first day of the fourth month following the date of grant; cumulative 50% vested on the first anniversary of the date of grant; cumulative 75% on the second anniversary of the date of grant; and cumulative 100% vested on the third anniversary of the grant date.   This means that an award will be fully vested on the third anniversary of its grant date (unless the Committee provided a different vesting schedule in the award agreement).

Performance-Based Compensation

Any restricted shares granted under the Plan that are designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the federal tax code will be based on objective performance criteria and will be based on one or more of the following measures:

•	oil and gas reserve growth,	•	market valuation,
•	production levels,	•	cash flows,
•	revenues,	•	performance relative to pee companies,
•	earnings per share,	•	capital expenditure control and management,
•	net income,	•	management of lease operating expenses,
•	EBITDA,	•	completion of strategic alliances, joint ventures,
•	return on assets or equity,	•	success of acquisitions and/or divestitures.
•	return on capital or shareholder returns,

In any calendar year, no individual may be granted awards for stock options that exceed, in the aggregate 20% of the shares of common stock authorized for issuance under the Plan.  In any calendar year, no individual may be granted awards for restricted shares that exceed 20% of the shares of common stock authorized under the Plan. These limits may be adjusted by the Committee if necessary for the Plan to comply with the requirements for deductibility of awards subject to Section 162(m) of the federal tax code.

Termination of Service

With respect to stock options granted under the Plan, unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service due to his or her death or disability, that the grantee’s stock options will vest in their entirety and remain exercisable until one year after such termination of service (but not beyond the original term of the stock option); and thereafter, all stock options will be cancelled and forfeited to the Company.   Unless the applicable award agreement provides otherwise, in the event the Company terminates a grantee’s service without cause, the grantee’s vested stock options (to the extent exercisable at the time of such termination) will remain exercisable until one-hundred eighty (180) days after such termination (but not beyond the original term of the option). Additionally, in such circumstance of involuntary termination without cause, all grantee’s stock options that would have vested during the one-hundred eighty (180) day period following termination also vests to grantee and may be exercised by the grantee.  Thereafter, grantee unexercised stock options will be cancelled and forfeited to the Company.

In the event of a grantee’s termination of service for cause, the grantee’s outstanding unvested stock options will immediately be cancelled and forfeited to the Company.   Upon grantee’s termination with cause, the grantee has a period of forty-five (45) days after termination to exercise any outstanding vested options that grantee held at the time of termination. Unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service for a reason other than those stated above, the grantee’s stock options (to the extent exercisable at the time of such termination) will remain exercisable until ninety (90) days after such termination (but not beyond the original term of the option); and thereafter, will be cancelled and forfeited to the Company.

Unless the applicable award agreement for restricted shares provides otherwise, (1) upon a grantee’s termination of service due to death or disability, all unvested shares will immediately vest and all restrictions will lapse; allowing the Company to release, clear and issue to grantee all shares of restricted stock held.  In the event that grantee’s separation from service other than due to death or disability, unless the applicable award agreement provides otherwise, the grantee forfeits all unvested restricted shares and the Company will release, clear and issue to grantee any restricted shares that the restriction(s) had been satisfied or lapsed.

For purposes of the Plan, “cause” means, as determined by the Committee, the occurrence of any one of the following: (1) any act of dishonesty, willful misconduct, gross negligence, intentional or conscious abandonment or neglect of duty; (2) a violation of any lawful policy or rule of the Company or one of its subsidiaries, including any applicable code of conduct; (3) commission of a criminal activity, fraud, embezzlement or any act of moral turpitude; (4) a failure to reasonably cooperate in any investigation or proceeding concerning the Company; (5) any unauthorized disclosure or use of confidential information or trade secrets; or (6) any violation of any restrictive covenant, such as a non-compete, non-solicit or non-disclosure agreement, between a grantee and the Company or any of its subsidiaries. However, if a grantee who is an employee of the Company or one of its subsidiaries is subject to an employment agreement that contains a different definition of “cause,” the definition contained in the employment agreement will control.

For purposes of the Plan, “disability” generally means the Committee’s determination that a grantee is totally and permanently incapable of performing his or her duties due to a physical or mental illness or condition.

Amendment and Termination

The Plan will automatically terminate on the 10th anniversary of the date the Company’s shareholder approval of the Plan.  However, prior to that date, the Company’s Board of Directors may amend or terminate the Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without the grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the numbers of shares of the Company’s common stock that can be awarded under the Plan. The Committee is permitted to amend the terms and provisions of outstanding awards if the amended terms and provisions would have been permissible when the award was granted, including extensions of the exercise period and acceleration of the vesting schedule of such awards.  However, no such action may (1) materially and adversely affect the rights of any grantee with respect to outstanding awards without his or her written consent or (2) cause an award intended to qualify as performance-based compensation under Section 162(m) of the federal tax code to cease being qualified as that type of compensation.

Transferability

Unless otherwise determined by the Committee, awards granted under the Plan (1) are not transferable except by will or the laws of descent and distribution, and (2) are only exercisable by a grantee during his or her lifetime.

Change in Control/Capitalization

Adjustments. In the event of (1) changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any award or (2) any change in applicable laws or any change in circumstances that results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, the Committee will adjust or substitute awards as it determines equitable.

Change in Control Treatment. If a change in control occurs, the Committee may (1) make any adjustments to an outstanding award to reflect that change in control, (2) cause the acquiring or surviving entity to assume or substitute rights with respect to an outstanding award, or (3) cancel any outstanding award and cause the grantee to be paid, in cash, securities, other property, or a combination of those, the value of the award as determined by the Committee in its sole discretion. For this purpose, the value of stock options will be based on the excess of the value of a share of the Company’s common stock over the exercise price per share of the stock option.  If an award is canceled in exchange for a payment, as described above, the Committee may impose vesting and/or exercisability terms on that payment similar to the terms that applied to the canceled award.

For purposes of the Plan, a “change in control” occurs when: (1) the Company is merged into or consolidated with another corporation or entity; (2) an acquisition of greater than fifty (50) percent of the Company outstanding stock in one or a series of transactions by an entity or affiliated entities in a six month period; (3) all or substantially all of the assets, or interests in the assets, of the Company are acquired by another person; (4) a change in the majority of the Board of Directors in a six month period; or (5) the Company is reorganized or liquidated.

Federal Tax Consequences

The following summary is based on U.S. federal income tax laws (the “Code”) in effect as of January 1, 2010. Such laws and regulations are subject to change. This summary assumes that all awards will be exempt from the rules under Code Section 409A regarding nonqualified deferred compensation.  If an award fails to comply with Code Section 409A, the award may be subject to immediate taxation, interest and tax penalties in the year the award vests or is granted. This summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

Stock Options.  The grant of stock options under the Plan will not result in taxable income to the recipient of the option or an income tax deduction for the Company. However, the transfer of common stock to an option holder upon exercise of his or her stock options may or may not give rise to taxable income to the option holder and tax deductions for the Company, depending upon whether the stock options are incentive stock options or non-qualified options.

The exercise of a non-qualified option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of common stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Company if the option holder has been an employee at all times beginning with the stock option grant date and ending three months before the date the holder exercises the stock option (or twelve months in the case of termination of employment due to disability).  If the option older has not been so employed during that time, the option holder will be taxed as described above for nonqualified stock options.  If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to the amount of ordinary income reported by the option holder.  Any additional gain realized by the option holder on the disqualifying disposition of the shares would be a capital gain.  If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.

Restricted Shares.  Unless an election is made by the recipient under Code Section 83(b), a grantee will not recognize any taxable income upon the award of restricted shares that are not transferable and are subject to a substantial risk of forfeiture.  Dividends paid with respect to restricted shares prior to the lapse of restrictions applicable to those shares will be taxable as compensation income to the grantee. Generally, the grantee will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse.  The grantee's tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted shares.  The recipient's holding period will commence on the date on which the restrictions lapse.

As indicated above, a grantee may elect, under Code Section 83(b), to recognize taxable ordinary income upon the award date of restricted shares (rather than being taxed as described above) based on the fair market value of the shares of common stock subject to the award on the date of the award.  If a grantee makes that election, any dividends paid with respect to those restricted shares will not be treated as compensation income, but rather as dividend income, and the grantee will not recognize additional taxable income when the restrictions applicable to his or her restricted shares lapse.  Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a grantee in connection with his or her restricted shares in the taxable year in which that grantee recognizes the ordinary income.

Section 162(m) of the Code.  Under Code Section 162(m), the Company may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to its Chief Executive Officer or any one of its other three highest-paid executive officers (other than the Chief Financial Officer) who are employed by the Company on the last day of the Company’s taxable year. However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by our stockholders, is not subject to this deduction limitation.

New Plan Benefits

The Company cannot determine the amounts of awards that will be granted under the Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table provided herein in the proxy statement, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Plan, the number of awards to be granted is within the discretion of the Committee.

The NYSE Amex rules (NYSE Amex Company Guide, Part 7. - Section 711) requires shareholder approval of the establishment of (or material amendment to) a stock option, purchase plan or other equity compensation arrangements in which options or stock is or may be acquired by officers or directors.  The Plan permits the issuance of shares of common stock and stock options to Plan participants by the Company under a shareholder approved Plan; thus, eliminating the Company’s need to solicit shareholder approval on a case by case basis for securities issued to directors, officers and consultants to the Company.

The Board of Directors believes that it is in the best interest of the Company and the stockholders to adopt and maintain a long term equity based incentive compensation plan that the Company can use to attract, retain and motivate employees, non-employee directors and consultants, that also aligns the Plan’s participants’ economic interests with those of the stockholders.  Accordingly, the Company submits the 2010 Long Term Incentive Plan, a fully copy of which is attached in Exhibit A, to the shareholders for their approval.

Vote Required

The approval of the Plan requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting, in person or by proxy.  For the approval of the Plan, you may vote “FOR” or “AGAINST” or abstain from voting.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this amendment.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” this amendment.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE LUCAS ENERGY, INC. 2010 LONG TERM INCENTIVE PLAN.

PROPOSAL NO. 3

APPROVAL OF THE COMPANY’S ACQUISITON OF OIL AND GAS LEASE ACREAGE THROUGH THE ISSUANCE OF SHARES OF COMMON STOCK, AND
THE COMPANY’S ASSUMPTION OF DEBT RELATED THERETO AND COVERSION OF THE DEBT TO SHARES OF COMMON STOCK.

The Company has entered into an agreement with El Tex Petroleum, LLC (the “Seller”) that provides for its acquisition of approximately 2,771 gross oil and gas lease acreage (approx. 2,078 acres net to our interest) located in Wilson County, Texas.  The leases have eight shut-in or plugged wellbores which are similar to Lucas existing wellbores that are located principally in Gonzales County, Texas.  Company management has evaluated the wellbores and believe that they are good candidates for restoration and revitalization procedures.  The leasehold, wellbore and surface equipment acquisition price totals approximately $1.0 million with approximately $490,000 of the consideration comprised from the issuance of Lucas common stock to the Seller (specifically 637,887 shares of common stock at $0.77 per share), assumption of $500,000 in debt and $68,000 in cash.

One director of Lucas holds a direct interest in the Seller while a second director holds an indirect beneficial interest in the Seller both that hold interests in the Seller of greater than 5%.  Pursuant to NYSE Amex exchange rules the issuance of common shares to the Seller in the acquisition must be approved by Lucas’ shareholders (i.e., Section 712 - if any individual officer, director or substantial shareholder a company has a 5% or greater interest, directly or indirectly, in the company of the assets to be acquired or the consideration to be paid in the transaction, and the present or potential issuance of common stock, or convertible into common stock, could result in an increase in outstanding common shares of 5% or more). The note holder of the debt assumed is a director of Lucas, and Lucas expects to extinguish the debt through the issuance of shares of common stock, which must also be approved by Lucas’ shareholders.

Through December 31, 2009, Lucas has remitted $68,000 cash to the Seller, and has expended approximately $206,000, net to its interest, on the development of the aforementioned oil and gas properties. Total shares for which shareholder approval is requested are 637,887 shares of common stock to El Tex and 662,338 shares of common stock to the Lucas Chairman in exchange for debt due by El Tex to him that the Company assumed in the acquisition.  Shares of common stock issued to El Tex for the oil and gas property acquisition, and of shares common stock to be issued in exchange for the El Tex debt assumed will have “piggy back” registration rights in the event that the Company files a registration statement before the Rule 144 holding period lapses.  The acquisition agreement also contains a floor to El Tex on the value of the shares issued in the acquisition should the value of the Company’s shares decline before registered or the Rule 144 holding period lapses in the form of a cash payment of up to $250,000 to El Tex.

The Directors approved the El Tex transaction on September 5, 2009, and due to the Chairman’s economic interest in El Tex and in the El Tex note payable, the Chairman abstained from the vote.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK TO EL TEX PETROLEUM, LLC FOR THE OIL AND GAS PROPERTY ACQUISITION, AND THE ISSUANCE OF SHARES OF COMMON STOCK TO THE LUCAS CHAIRMAN IN EXCHANGE FOR THE EL TEX DEBT ASSUMED BY LUCAS IN THE EL TEX PROPERTY ACQUISITION.

PROPOSAL NO. 4

RATIFICATION OF THE ISSUANCE OF SHARES OF
COMMON STOCK TO OFFICERS AND DIRECTORS

The Company seeks shareholder ratification of the issuance of shares of common stock to a former officer of the Company for services rendered during the Company’s fiscal years ended March 31, 2008 and 2009 and to Company directors that purchased shares of common stock in a private equity placement made by the Company during the second half of the calendar year ended December 31, 2009.  The Company is requesting shareholder ratification of the issuance of shares of common stock to the directors and officer as identified in the following table:

Common Shares	Date of Issuance	Name and Title	Dollars
6,250(1)	5/13/2008	Malek A. Bohsali, Chief Financial Officer (former)	$18,750
25,000(2)	7/20/2009	Malek A. Bohsali, Chief Financial Officer (former)	$25,000
83,334(3)	8/26/2009	Fred Hofheinz, Chairman of the Board	$50,000
29,167(3)	8/26/2009	Peter Grunebaum, Director	$17,500

(1)	Shares issued for services during the Company’s fiscal year ended March 31, 2008.
(2)	Shares issued for services during the Company’s fiscal year ended March 31, 2009.
(3)	Shares purchased in a private equity placement on the same terms and conditions as third party investors.

The Company sold through private equity placement to “accredited investors” a total of 462,500 units with net proceeds to the Company of $277,500.   Each unit was comprised of a restricted share of common stock and a three-year attached warrant for one share of restricted common stock at $1.00 per share (a “Unit”).  Units were priced at $0.60 per Unit, and were offered to Company directors at the same terms and conditions offered and sold to accredited investors who were not affiliated with the Company.  Through use of the Black Sholes option pricing model, the relative fair value of the share of common stock and the three-year attached warrant were determined by the Company to be $0.396 and $0.204, respectively.  Private placements comprised of restricted shares of common stock commonly are sold at a discount to the trading price of “free trading” shares on a national exchange.  The Directors that purchased Units in the private placement forewent the warrant component of the Units and they hold one share of common stock for each Unit purchased.  Participants in the private placement that were not directors of the Company, received one share of common stock and a warrant for one share of common stock at $1.00 per share for each Unit purchased.

Section 711 of the NYSE Amex Company Guide requires shareholder approval as a prerequisite to the Exchange’s approval to list on the Exchange shares issued to officers and directors under certain circumstances, including when a company sells shares of restricted common stock to officers and directors at a price less than the closing price of “free trading” shares on the Exchange at the time the private placement is made.

The Company is seeking ratification by its shareholders of the common share issuances identified in the above table, which pursuant to Section 711 of the NYSE Amex Company Guide, require shareholder approval due to the issuance of shares to officers and directors for services and due to the Unit price of $0.60 being less than the closing price of the Company’s common stock on the Exchange at the time the private placement was made.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE ISSUANCE OF SHARES OF COMMON STOCK TO COMPANY OFFICERS AND DIRECTORS.

PROPOSAL NO. 5

APPROVAL OF A CHARTER AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM TWENTY-FIVE (25) MILLION TO ONE-HUNDRED (100) MILLION.

Our Articles of Incorporation, as amended (the “Articles”), currently authorizes the issuance of up to 25,000,000 shares of common stock.  As of January 29, 2010, 11,244,805 shares of common stock were issued and outstanding and 3,673,050 shares were reserved for issuance under our securities convertible into shares of common stock, leaving 10,082,145 shares of common stock unissued and unreserved. In order to ensure sufficient shares of common stock will be available for issuance by us, the Board has approved, subject to stockholder approval, an amendment to the Articles that increases the number of shares of such common stock authorized for issuance from 25,000,000 to 100,000,000.

We desire to authorize additional shares of common stock to ensure that enough shares will be available in the event the Board determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) acquire another company or its assets, (iii) provide equity incentives to employees and officers, (iv) permit future stock splits in the form of stock dividends or (v) satisfy other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the NYSE Amex.  For example, the rules of the NYSE Amex require that we obtain stockholder approval prior to the issuance of shares of common stock in a private financing at a price less than the greater of the book value or market value of our common stock, where the total number of shares which may be issued pursuant to such transactions exceeds 20% of the outstanding common stock prior to issuance.  To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The amendment is not presently intended for the purposes of effecting an anti-takeover device and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices, and the Board currently has no present intention of proposing anti-takeover measures in the near future.

The holders of common stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.

A copy of the amendment is attached to this proxy as Annex B and assumes that Proposal No. 6 is also approved at the Annual Meeting.  This amendment to the Articles is being submitted for your approval pursuant to the Nevada Revised Statutes and SEC rules.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the increase to the number of authorized shares of common stock.

Vote Required

The approval of this amendment to the Articles requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting, in person or by proxy.  For the approval of this amendment to the Articles, you may vote “FOR” or “AGAINST” or abstain from voting.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this amendment.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” this amendment.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 6

APPROVAL OF AN AMENDMENT TO THE COMPANY’S
ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD TO
ISSUE SHARES OF PREFERRED STOCK.

The Articles currently provide for the issuance of up to 10,000,000 shares of preferred stock. However, the Articles of Incorporation (the “Articles”) do not currently describe the voting powers, preferences and other characteristics of the preferred stock, nor do the Articles grant the Board the necessary authority under Nevada law to determine such characteristics and issue shares of preferred stock.  Accordingly, an amendment to the Articles is required in order to permit the Board to issue any shares of preferred stock.  The Board has determined that having the ability to issue shares of preferred stock would facilitate corporate financing and our other plans which are intended to foster our growth and flexibility.  The inability to do this without first obtaining stockholder approval would inhibit our ability to enter into certain corporate financing  transactionswhich might become available to us in the future.  As such, the Board has approved, subject to stockholder approval, an amendment to the Articles to authorize the Board, without further stockholder approval, to issue preferred stock in one or more series, and with such voting powers, designations, preferences, limitations, restrictions and relative rights as determined by the Board. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in our capital structure than currently exists.

The Board will be permitted to issue preferred stock from time to time for any proper corporate purpose, including acquisitions of other businesses or properties and the raising of additional capital. Shares of preferred stock could be issued publicly or privately, in one or more series that could rank senior to our common stock with respect to dividends and liquidation rights. There are no present plans, understandings or agreements for, and we are not engaged in any negotiations that will involve, the issuance of preferred stock.

Even though not intended by the Board, the possible overall effect of the existence of preferred stock on the holders of our common stock may include the dilution of their ownership interests, the continuation of our current management, prevention of mergers with or business combinations by us and the discouragement of possible tender offers for shares of our common stock.

Upon conversion of convertible preferred stock into shares of our common stock, the voting power and percentage ownership of holders of our common stock before such conversion would be diluted, and such issuances could have an adverse effect on the market price of our common stock. Additionally, the issuance of shares of preferred stock with certain rights, preferences and privileges senior to those held by our common stockholders could diminish their rights to receive dividends, if declared by the Board, and to receive payments upon our liquidation.

If shares of preferred stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by us. These factors could discourage attempts to purchase control of us even if such change in control may be beneficial to the holders of our common stock. Moreover, the issuance of preferred stock having general voting rights together with the common stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office, even if such changes would be favorable to stockholders generally.

If shares of preferred stock are issued with conversion rights, our attractiveness to a potential tender offeror may be diminished. The purchase of the additional shares of common stock or preferred stock necessary to gain control of us may increase the cost to a potential tender offeror and prevent the tender offer from being made, even though such offer may have been desirable to many of the holders of our common stock.

The ability of the Board, without any additional stockholder approval, to issue shares of preferred stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices, and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of preferred stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the preferred stock outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire us to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the stockholders' interests. It is also the Board’s view that the existence of preferred stock should not discourage anyone from proposing a merger or other transaction at a price reflective of our true value and which is in the interests of its stockholders.

A copy of the amendment is attached to this proxy as Annex B and assumes that Proposal No. 5 is also approved at the Annual Meeting.  This amendment to the Articles is being submitted for your approval pursuant to the Nevada Revised Statutes and SEC rules.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the authorization of a class of preferred stock.

Vote Required

The approval of this amendment to the Articles requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting, in person or by proxy.  For the approval of this amendment to the Articles, you may vote “FOR” or “AGAINST” or abstain from voting.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this amendment.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” this amendment.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE ARTICLES TO AUTHORIZE THE BOARD TO ISSUE SHARES OF PREFERRED STOCK.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 2009.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
William A. Sawyer	President and Chief Executive Officer	61
Donald L. Sytsma	Chief Financial Officer	52

WILLIAM A. SAWYER, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Information regarding Mr. Sawyer is set forth in Proposal No. 1 – Election of Directors.

DONALD L. SYTSMA, CHIEF FINANCIAL OFFICER

Mr. Sytsma was appointed Chief Financial Officer and Treasurer of the Company on April 14, 2009, and he serves as the principal accounting and financial officer for the Company.  From January 2005 to October 2008, Mr. Sytsma was a director, Treasurer and Chief Financial Officer of Gulf Western Petroleum (formerly Wharton Resources).  Since April 2003, Mr. Sytsma has been president of DLS Energy Associates, LLC, an independent consulting company.  From November 2003 to June 2005, Mr. Sytsma was Chief Financial Officer of Altus, and from November 2003 through February 2006, Mr. Sytsma was a director of Altus.  From May 2001 to April 2003, Mr. Sytsma was Vice-President of R.J. Rudden Associates.  Mr. Sytsma has over 25 years’ experience in the energy industry in the upstream midstream and downstream segments. Mr. Sytsma received his bachelor’s of science in accounting from Indiana University in May 1979 with highest distinction.  Mr. Sytsma is a former Executive Committee Member of the North America Energy Standards Board and Co-Chaired multiple industry subcommittees, developing standards for the U.S. energy markets. Mr. Sytsma is a certified public accountant.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets for compensation information with respect to our chief executive officer, our highly compensated executive officers at the end of our fiscal year, and individuals for whom disclosure would have been provided herein but for the fact they were not serving as an executive officer of the Company at the end of our fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Comp ($)	Total ($)

William A. Sawyer (1) (2) (3)	2009	150,000	-	-	2,000	152,000
President and	2008	150,000		-	96,250	246,250
Chief Executive Officer

James J. Cerna, Jr. (1) (2) (3)	2009	153,125	-	-	2,000	155,125
Chairman, President and	2008	175,000	-	-	111,875	286,875
Chief Executive Officer

Donald L. Sytsma	2009	-	-	-	-	-
Chief Financial Officer	2008	-	-	-	-	-

William A. Sikora (1)	2009	63,736	8,846	267,083	2,000	341,665
President and	2008	-	-	-	-	-
Chief Executive Officer

Malek A. Bohsali (1) (2)	2009	37,250	25,000	-	2,000	64,250
Chief Financial Officer	2008	20,000	18,750	-	2,500	41,250

(1)
During the fiscal year ended March 31, 2009 Messrs Sawyer, Cerna and Sikora as Company Directors were paid $2,000 for attendance at a Board meeting.  Mr. Bohsali was paid $2,000 for attending the Board meeting.

(2)
During the fiscal year ended March 31, 2008 Messrs Sawyer and Cerna as Company Directors were paid $2,500 for attendance at a Board meeting.  Mr. Bohsali was paid $2,500 for attending the Board meeting.

(3)
During the fiscal year ended March 31, 2008 Messrs Sawyer and Cerna were paid supplemental compensation totaling $93,750 and $109,375, respectively, and such supplemental amounts are included in the “All Other Comp” column in the table above.   During the fiscal year ended March 31, 2007 Messrs Sawyer and Cerna did not receive any compensation, and the referenced supplement amounts in the fiscal year ended March 31, 2008 were in recognition of the services provided during the fiscal year ended March 31, 2007.

Compensation of Named Executive Officers

William A. Sawyer

Mr. Sawyer co-founded the Company and was originally appointed to a position with the Company on June 13, 2006.  Mr. Sawyer has served as a Director of the Company and as its chief operating officer, until his appointment to president and chief executive officer on January 22, 2009.  On March 20, 2007, the Company entered into an employment agreement with Mr. Sawyer (filed as exhibit 10.6 to the Company's Annual Report on Form 10-KSB for the year ended March 31, 2007).  Mr. Sawyer’s agreement is for a period of three (3) years and provides for payment of $150,000 annually in exchange for services to the Company. Additionally, Mr. Sawyer’s employment agreement provides for certain payments in the event termination of employment.  The Compensation Committee approved an increase to Mr. Sawyer’s base compensation to $162,000 effective October 1, 2009.

James J. Cerna, Jr.

Mr. Cerna co-founded the Company and was originally appointed a Director and chief executive officer of the Company on May 19, 2006, and he was appointed as president on June 12, 2006.  On September 2, 2008, Mr. Cerna transferred his duties as president and chief executive officer to Mr. Sikora and continued his role as Chairman of the Board of Directors.  On May 5, 2009 Mr. Cerna’s resigned as Chairman and as a member of the Board. On March 20, 2007, the Company entered into employment agreement with Mr. Cerna (filed as exhibits 10.5 to the Company's Annual Report on Form 10-KSB for the year ended March 31, 2007).  Mr. Cerna's agreement is for a period of 3 years and provides for payment of $175,000 annually in exchange for services to the Company.  The agreement also provides for certain payments in the event termination of employment.  In connection with Company initiatives to scale back costs in response to low oil prices during our 4th fiscal quarter, Mr. Cerna agreed to suspend payment of his compensation under his employment agreement.  Mr. Cerna and the Company are in active discussions as to the settling up of amounts provided for in his referenced employment agreement.  Pursuant to an oral agreement, effective August 1, 2009 the Company commenced remitting one-half (½) of the monthly compensation provided for in his employment agreement on a semi-monthly basis, or $7,292 per month, until the remaining amount due under his employment agreement is paid.  In connection with a significant equity offering, Mr. Cerna may opt to convert unpaid amounts to equity in the company on the same terms and conditions of the equity placed.

Donald L. Sytsma

Mr. Sytsma was appointed Chief Financial Officer and Treasurer of the Company on April 14, 2009, and he serves as the principal accounting and financial officer for the Company.   Mr. Sytsma’s current compensation arrangement with the Company provides for a salary of $11,000 per month for services as required by the Company, plus 2,000 shares of Company common stock per month agreed to as a material inducement to entering into Mr. Sytsma’s employment with the Company.

William A. Sikora

Mr. Sikora was appointed President and Chief Executive Officer of the Company on September 2, 2008, pursuant to an employment agreement dated thereof and incorporated by reference to the Form 8-K dated September 2, 2008 that was filed with the Securities and Exchange on September 4, 2008.  Pursuant to the employment agreement, Mr. Sikora’s initial year base salary was set at $125,000; he was granted non-qualified stock options to purchase 200,000 shares of the Company common stock at $2.60 per share that vested over two years; and he was to receive 19,230 shares of Company common stock.   On January 22, 2009, Mr. Sikora’s services with the Company ended and in accordance with the referenced employment agreement the options became fully vested.  At the time the options were issued to Mr. Sikora they were valued at $267,083 using the Black-Sholes Option Pricing Model and the entire fair value of the options was recognized by the Company upon the termination of services.  Additionally the Company issued 19,230 shares of restricted common stock to Mr. Sikora that were valued at $8,846 at the time of issuance by the Company.

Malek A. Bohsali

Mr. Bohsali served as Chief Financial Officer of the Company from April 10, 2007 through April 14, 2009, and served as corporate secretary of the Company until his resignation effective September 30, 2009. Mr. Bohsali did not have an employment agreement and received only compensation listed in the above compensation table.

Other resources utilized in the operations of the Company's as interests are typically contractors or sub-contractors of vendors and service providers that are not owned directly or indirectly by the Company or any officer, director or shareholder owning greater than five percent (5%) of our outstanding shares, nor are they members of the referenced individual’s immediate family.  Such sub-contracting engagement and per job payments are commonplace in the Company's business.  The Company expects to continue to utilize and pay such service providers and third party contractors necessary to operate its day-to-day field operations.

Outstanding Equity Awards at 2009 Fiscal Year End
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date

William A. Sikora	200,000	--	$2.60	9/02/2011

The Company does not currently have in place or provide retirement, disability or other benefits to its employees. Upon approval of the Company’s 2010 Long Term Incentive Plan provided in Proposal No. 2, the Company will be able to offer certain stock options and restricted stock performance incentives to its employees that may aid in their retirement from the Company or in the event of disability.

DIRECTOR COMPENSATION

The following table sets for compensation information with respect to our directors during our fiscal year ended March 31, 2009.

Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)	Total ($)

Peter K. Grunebaum	$2,000	$-	$2,000
Fred Hofheinz	$2,000	$-	$2,000
Rick Schmid	$2,000	$-	$2,000
Eric Wold	$2,000	$-	$2,000

Non-employee directors were paid $2,000 in cash for meeting fees during the fiscal year ended March 31, 2009.  Non employee and employee directors are paid $2,000 per meeting.  Non-employee directors are granted shares of common stock for services provided to the Company as a director.

CERTAIN RELATED PARTY TRANSACTIONS

During the past two fiscal years, there have been no transactions between the Company and any officer, director, nominee for election as director or any shareholder owning greater than five percent (5%) of the Company's outstanding shares, nor any member of the above referenced individuals’ immediate family.  It is Company policy that any future material transactions between the Company and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

DIRECTOR INDEPENDENCE

During the year ended March 31, 2009, the Board has determined that a majority of the Board is independent under the definition of independence and in compliance with the listing standards of the NYSE Amex listing requirements. Based upon these standards, the Board has determined that all of the directors are independent, with the exception of Mr. Sawyer, our President and Chief Executive Officer.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year that ended on March 31, 2009, the Board held thirteen meetings, one in person and twelve through telephone meetings.  Each director attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such director served during fiscal year 2009.  All of the current directors attended our 2008 annual meeting except Mr. Krusen, who was not a director at the time.

The Board has a standing Audit Committee, Compensation Committee, and Nominating Committee.

The Audit Committee currently consists of Mr. Grunebaum (chair), Mr. Hofheinz and Mr. Krusen, each of whom is independent as defined in Section 803(A) of the NYSE Amex LLC Company Guide.  The Audit Committee’s function is to provide assistance to the Board in fulfilling the Board’s oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors, and perform such other activities consistent with its charter and our By-laws as the Committee or the Board deems appropriate.  The Audit Committee produces an annual report for inclusion in our proxy statement.  The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minims standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the NYSE AMEX, the SEC and the federal securities laws. The Board has determined that Mr. Grunebaum, in addition to being “independent,” is an “audit committee financial expert” as defined in the SEC’s Regulation S-K, Item 407(d).  During fiscal year 2009, the Audit Committee held one meeting.  The Audit Committee’s charter is available on our website at www.lucasenergy.com.

The Compensation Committee is comprised of Mr. Krusen (chair), Mr. Grunebaum and Mr. Hofheinz, each of whom is independent as defined in Section 803(A) of the NYSE Amex LLC Company Guide.  The purpose of the Compensation Committee is to oversee the responsibilities relating to compensation of our executives and produce a report on executive compensation for inclusion in our proxy statement.  The Compensation Committee may delegate its authority to subcommittees of independent directors, as it deems appropriate.  During fiscal year 2009, the Compensation Committee held one meeting. The Compensation Committee’s charter is available on our website at www.lucasenergy.com.

The Nominating Committee is comprised of Mr. Hofheinz (chair), Mr. Grunebaum and Mr. Krusen, each of whom is independent as defined in Section 803(A) of the NYSE Amex LLC Company Guide.   This Committee is responsible for (1) establishing criteria for selection of new directors and nominees for vacancies on the Board, (2) approving director nominations to be presented for shareholder approval at the Company annual meeting, (3) identifying and assisting with the recruitment of qualified candidates for Board membership and for the positions of Chairman of the Board and Chairmen of the committees of the Board, (4) recommending to the Board to accept or decline any tendered resignation of a director, (5) considering any nomination of director candidates validly made by shareholders, (6) reviewing any director conflict of interest issues and determining how to handle such issues, (7) insuring a review of incumbent directors’ performance and attendance at Board and committee meetings in connection with the independent directors’ decision regarding directors to be slated for election at the Company’s annual meeting, (8) providing appropriate orientation programs for new directors, (9) reviewing and assessing the adequacy of the Company’s corporate governance policies and practices and recommending any proposed changes to the Board, and (10) proposing any necessary actions to the Board.  We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director. During fiscal year 2009, the Nominating Committee held one meeting. The Nominating Committee’s charter is available on our website at www.lucasenergy.com.

NOMINATIONS FOR THE BOARD OF DIRECTORS

The Nominating Committee of the Board considers director candidates based upon a number of qualifications, including their personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders.  There are no specific, minimum or absolute criteria for Board membership. The Committee makes every effort to ensure that the Board and its Committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the NYSE AMEX and/or the SEC.

The Nominating Committee may use its network of contacts to compile a list of potential candidates.  The Nominating Committee has not in the past relied upon professional search firms to identify director candidates, but may engage such firms if so desired.  The Nominating Committee may meet to discuss and consider candidates’ qualifications and then choose a candidate by majority vote.

The Nominating Committee will consider qualified director candidates recommended in good faith by shareholders, provided those nominees meet the requirements of AMEX and applicable federal securities law. The Nominating Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources.  Any shareholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate.  These recommendations should be submitted in writing to the Company Secretary, Lucas Energy, Inc., 6800 West Loop South, Suite 415, Bellaire, Texas 77401.  The proposing shareholder should also include his or her contact information and a statement of his or her share ownership.  The Committee may request further information about shareholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such shareholder pursuant to any applicable laws, rules or regulations.

AUDIT COMMITTEE REPORT

Our management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls and disclosure controls and procedures. The independent registered public accounting firm audits our financial statements and expresses an opinion on the financial statements based on the audit. The Audit Committee oversees on behalf of the Board (i) our accounting and financial reporting processes and (ii) the audits of our financial statements.

We met and held discussions with management and GBH CPAs, PC, our independent registered public accounting firm for fiscal 2009. Management represented to us that our consolidated financial statements for the fiscal year ended March 31, 2009 were prepared in accordance with accounting principles generally accepted in the United States. We reviewed and discussed the consolidated financial statements with both management and GBH CPAs, PC. We also discussed with GBH CPAs, PC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

We discussed with GBH CPAs, PC the overall scope and plans for the audit. We met with GBH CPAs, PC, with and without management, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

We discussed with GBH CPAs, PC their independence from management and us, and received GBH CPAs, PC’s written disclosures and letter required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Based on the foregoing, the Audit Committee recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009, for filing with the SEC.

Audit Committee

Peter K. Grunebaum
J. Fred Hofheinz

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2009 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on July 1, 2009, together with written notice of the shareholder's intention to present a proposal for action at the 2009 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2009 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

FINANCIAL AND OTHER INFORMATION

The information under Items 7, 7A, 8 and 9 in the Company’s Annual Report on Form 10-K and Form 10-K/A for the year ended March 31, 2009 and the information under Items 1, 2 and 3 in the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2009,  September 30, 2009 and December 31, 2009 is incorporated herein by reference.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

By Order of the Board of Directors

/s/ William A. Sawyer
William A. Sawyer
Chief Executive Officer

Bellaire, Texas
March 11, 2010

PROXY

LUCAS ENERGY, INC.
6800 West Loop South, Suite 415
Bellaire, Texas 77401

PROXY FOR 2009 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 30, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of LUCAS ENERGY, INC., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 11, 2010 and revoking all prior proxies, hereby appoints William A. Sawyer,  as proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2009 Annual Meeting of Shareholders of LUCAS ENERGY, INC., to be held on March 30, 2010, at the offices of Williams, Bimberg & Anderson LLP, 2000 Bering Street, Suite 905 Houston, Texas 77057, and at any adjournments or postponements thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

☒ Please mark your votes as in this example.

1.	To elect the following nominees for Director, as noted in Proposal No. 1 (except as marked below):

NOMINEES: J. Fred Hofheinz, William A. Sawyer, Peter K. Grunebaum, and W. Andrew Krusen, Jr.

☐ For All Nominees   ☐ Withhold All   ☐ For All Except

To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

___________________________ ___________________________

2.	To approve the Lucas Energy, Inc. 2010 Long Term Incentive Plan

☐ Approve                           ☐ Against                      ☐ Abstain

3.
To approve the Company’s acquisition of oil and gas properties from El Tex Petroleum, LLC (“El Tex”) located in Wilson County, Texas through the issuance of shares of common stock to El Tex , and to approve the Company’s assumption of El Tex debt related thereto together with the issuance of shares of common stock to a Company director in connection with the conversion of the debt into shares of Lucas common stock.

☐ Approve                           ☐ Against                      ☐ Abstain

4.	To ratify the issuance of shares of common stock to officers and directors.

☐ Approve                           ☐ Against                      ☐ Abstain

5.
To approve a charter amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from twenty-five (25) million shares to one-hundred (100) million shares.

☐ Approve                           ☐  Against                      ☐ Abstain

6.	To approve an amendment to the Company’s Articles of Incorporation to authorize the Board to issue shares of preferred stock.

☐ Approve                           ☐ Against                      ☐ Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:

SIGNATURE:	DATE:

SIGNATURE:	DATE:

Change of Address:

Exhibit A

LUCAS ENERGY, INC.

2010 LONG TERM INCENTIVE PLAN

LUCAS ENERGY, INC.

2010 LONG TERM INCENTIVE PLAN

*  *  *  *  *

1.             Purpose.  Lucas Energy, Inc. (the “Company”) hereby adopts the Lucas Energy, Inc. 2010 Long Term Incentive Plan (the “Plan”).  The purpose of the Plan is to further and promote the interests of the Company, its Subsidiaries (as defined below), and its shareholders by enabling the Company and its Subsidiaries to (a) attract, retain and motivate employees, non-employee directors, consultants; and (b) align the interests of those individuals with the interests of Company’s shareholders.

2.             Definitions.    For purposes of the Plan, the following terms have the meanings set forth below:

2.1           “Award” means an award or grant made to a Grantee under Section 6 and/or Section 7.

2.2           “Award Agreement” means the agreement executed by a Grantee pursuant to Section 13.6 in connection with the granting of an Award.

2.3           “Board” means the Board of Directors of the Company, as constituted from time to time.

2.4           “Cause” means, as determined by the Committee, the occurrence of any one of the following: (a) any act of dishonesty, willful misconduct, gross negligence, intentional or conscious abandonment or neglect of duty; (b) a violation of any lawful policy or rule of the Company or a Subsidiary, including any applicable code of conduct; (c) commission of a criminal activity, fraud,  embezzlement or any act of moral turpitude; (d) a failure to reasonably cooperate in any investigation or proceeding concerning the Company; (e) any unauthorized disclosure or use of confidential information or trade secrets; or (f) any violation of any restrictive covenant, such as a non-compete, non-solicit or non-disclosure agreement, between a Grantee and the Company or any Subsidiary; provided, however, that in the event a Grantee is party to an employment agreement with the Company or a Subsidiary that contains a different definition of Cause, the definition of Cause contained in such employment agreement shall be controlling.

2.5           “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations in effect thereunder or with respect thereto.

2.6           “Committee” means the committee established to administer the Plan, as described in Section 3.1.

2.7           “Common Stock” means the Common Stock, par value $0.001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

2.8           “Company” means Lucas Energy, Inc., a Nevada corporation, or any successor corporation to Lucas Energy, Inc.

2.9           “Disability” means a determination by the Committee, in its sole discretion, that a Grantee is totally and permanently incapable of performing the Grantee’s duties for the Company or a Subsidiary on account of a physical or mental illness or condition. For purposes of this definition, the Committee may, but is not required to, rely on (a) the Social Security Administration’s determination that the Grantee is disabled such that he or she is entitled to disability benefits under the Social Security Act, as amended from time to time, or (b) the administrator of a long-term disability plan’s determination that the Grantee is disabled such that he or she is entitled to disability benefits under such plan.

2.10        “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations in effect thereunder or with respect thereto.

2.11        “Fair Market Value” of the Company’s Common Stock means on, or with respect to, any given date, the average of the highest and lowest market prices of the Common Stock, as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, for such date or, if the Common Stock was not traded on such date, on the most recently preceding day on which the Common Stock was traded.  If at any time the Common Stock is not traded on such an exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Committee in accordance with Code Section 409A.

2.12        “Grantee” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

2.13        “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Code Section 422.

2.14        “Non-Qualified Stock Option” means any stock option granted pursuant to the provisions of Section 6 (and the relevant Award Agreement) that is not an Incentive Stock Option.

2.15        “Plan” means the Lucas Energy, Inc. 2010 Long Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.16        “Restricted Shares” means the restricted shares of Common Stock granted pursuant to the provisions of Section 7 and the relevant Award Agreement.

2.17        “Subsidiary(ies)” means any corporation (other than the Company), partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, more than 50% of the voting stock, partnership or membership interests in one of the other entities in such chain.

3.            Administration.

3.1           The Committee.  The Plan shall be administered by the Compensation Committee of the Board, unless otherwise determined by the Board (the “Committee”).  The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and Outside Directors (within the meaning of Code Section 162(m)).   Members of the Committee serve at the pleasure of the Board, and the Board may at any time and from time to time remove members from, or add members to, the Committee.

3.2          Plan Administration and Plan Rules.  The Committee has the discretionary authority to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan.  Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation:

(a)           selecting the Grantees,

(b)           making Awards in such amounts and in such forms as the Committee determines,

(c)           imposing such restrictions, terms and conditions upon such Awards as the Committee deems appropriate,

(d)           correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan, any Award Agreement, and/or any other applicable agreement,

(e)           to appoint such agents as the Committee deems necessary or advisable to administer the Plan, and

(f)           to amend any Award Agreement applicable to a Grantee and, with the consent of the Grantee (except as provided in this Section 3.2(f)), to amend any such Award Agreement at any time; provided, however, that the consent of the Grantee shall not be required for any amendment (i) that does not adversely affect the rights of the Grantee, (ii) that is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or regulation or change in an existing applicable law or regulation or interpretation thereof, or (iii) to the extent the Award Agreement specifically permits amendment without consent.

The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Grantees.  The Committee’s determinations under the Plan need not be uniform and may be made selectively among Grantees, whether or not such Grantees are similarly situated.  Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Grantees and any person(s) claiming under or through any Grantees.  The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such forms as are approved by the Committee.

3.3          Liability Limitation.  Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

4.            Term of Plan/Common Stock Subject to Plan.

4.1          Term.  The Plan shall terminate on the 10th anniversary of the shareholder approval of the Plan, except with respect to Awards then outstanding.  After such date no further Awards shall be granted under the Plan.

4.2          Common Stock.  The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 11.2, shall not exceed 900,000 shares of Common Stock.  In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan.  Common Stock that may be issued under the Plan may be either authorized and unissued shares or issued shares that have been reacquired by the Company (in the open-market or in private transactions), which are being held as treasury shares.  No fractional shares of Common Stock shall be issued under the Plan.

4.3          Computation of Available Shares.  For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limits set forth in Section 4.2 the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Section 6, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 7, in each case determined as of the date on which such Awards are granted.  Each share of Common Stock delivered pursuant to this Plan shall reduce the shares of Common Stock available for Awards under this Plan by one share.  If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock that were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancella¬tion, termination or settlement of such Awards.

5.            Eligibility.  Individuals eligible for Awards under the Plan shall be determined by the Committee in its sole discretion, and shall be limited to the employees of, non-employee directors of, and consultants to the Company and its Subsidiaries.

6.            Stock Options.

6.1          Terms and Conditions.  Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as “Stock Options).”  Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions (including specific provisions for Incentive Stock Options) not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.  The Committee may also provide that certain Stock Options will be automatically exercised and settled on one or more fixed dates specified therein by the Committee (in such a situation, the Committee may provide that a number of shares of Common Stock with a Fair Market Value equal to or greater than the total exercise price be withheld to satisfy the exercise price and, in the event the Fair Market Value of the shares of Common Stock withheld exceeded the total exercise price, the Committee may provide that any excess be paid to the Grantee in cash, securities or other property).

6.2          Grant.  Stock Options may be granted under the Plan in such form as the Committee may from time to time approve.  Stock Options may be granted alone or in addition to other Awards under the Plan.  Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Code Section 422(b)(6)) more than 10% of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Code Sections 424(e) and (f) (a “10% Shareholder”).

6.3          Term.  The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed 10 years (five years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

6.4          Exercise Price.  The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant.

6.5          Vesting. Subject to Sections 6.6 and 11.3, Stock Options will vest in accordance with the terms and conditions set forth by the Committee in the relevant Award Agreement.

6.6          Separation from Service.  If a Grantee ceases performing services for the Company and its Subsidiaries, unless an Award Agreement provides otherwise, the Grantee shall vest in the Stock Options and shall be able to exercise any vested Stock Options as described below:

6.6.1        Involuntary Termination by the Company or a Subsidiary Without Cause.  If the Grantee’s service with the Company and Subsidiaries is involuntarily terminated by the Company or a Subsidiary for reasons other than Cause, the Grantee may exercise all vested Stock Options for a period of one-hundred eighty (180) days (the “Termination Period Without Cause”) after such separation from service date (or the term of the Stock Options, if shorter).  All Stock Options that would have vested during the Termination Period Without Cause shall vest and may be exercised by Grantee during the one-hundred eight (180) day period following separation.  All remaining unvested Stock Options shall be forfeited to the Company on such separation from service date.

6.6.2        Involuntary Termination by the Company or a Subsidiary With Cause.  If the Grantee’s service with the Company and Subsidiaries is involuntarily terminated by the Company or a Subsidiary with Cause, the Grantee will, upon notification by the Company of such termination for Cause, forfeit all outstanding unvested Stock Options and the Grantee shall have a period of forty-five (45) days (the “Termination Period With Cause”) after the date of separation to exercise vested Stock Options.  All remaining unexercised Stock Options at the end of the Termination Period With Cause shall be forfeited to the Company.

6.6.3        Death or Disability of the Grantee.  If the Grantee dies or separates from service with the Company and Subsidiaries because of the Grantee’s Disability, the Grantee will become fully vested in all of his or her Stock Options and the Grantee (or beneficiary thereof) may exercise all vested Stock Options for a period of one (1) year after the Grantee’s death or Disability, as applicable (or the term of the Stock Options, if shorter).

6.6.4        Separation for any Other Reason.  If the Grantee’s separation from service with the Company and Subsidiaries is for a reason other than as described in Sections 6.6.1 through 6.6.3, no outstanding Stock Options held by Grantee will become vested after the Grantee’s separation from service date, and the Grantee may exercise all vested Stock Options for a period of ninety (90) days after such separation from service date (or the term of the Stock Options, if shorter).

6.7          Method of Exercise.  A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares to be purchased.  Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, or by payment through any other mechanism permitted by the Committee, including, if the Committee so determines, by delivery of shares of Common Stock.  In the event that the Grantee dies or separates from service with the Company and Subsidiaries because of the Grantee’s Disability, Stock Options may be exercised through a “cashless exercise”.  The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.  Any portion of a Stock Option that is exercised may not be exercised again.

7.            Restricted Shares.

7.1          Terms and Conditions.  Awards of Restricted Shares shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement or other applicable agreement.  Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Grantee and the Committee may provide or impose different terms and conditions on any particular Restricted Shares grant made to any Grantee.  With respect to each Grantee receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares.  Such stock certificate(s) shall be registered in the name of the Grantee, and shall bear, restrictive legends acceptable to the Company.  The restrictive legends may include, but not limited to language concerning: (i) the stock certificate was issued pursuant to a Company incentive plan and may be subject to certain forfeiture events; (ii) the shares represented by the stock certificate are subject to an award agreement between the Company and the registered owner of the shares; and (iii) the Company has the right and may refuse to transfer of the share certificate until restrictions and conditions are satisfied.

The stock certificate evidencing Restricted Shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

7.2          Restricted Share Grants.  A grant of Restricted Shares is an Award of shares of Common Stock granted to a Grantee, subject to such restrictions, terms and conditions, if any, as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Grantee deposit such shares with the Company while such shares are subject to such restrictions, and (c) in the event of separation of service, vesting and forfeiture of Restricted Shares will be in accordance with Section 7.4.

7.3          Restriction Period.  In accordance with Sections 7.1 and 7.2 and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in accordance with such vesting schedule and any other applicable restrictions, terms and conditions relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement or other applicable agreement (the “Restriction Period”).  Unless otherwise provided in the Award Agreent and in Section 7.4, the Restrictions shall lapse in accordance with the following schedule:

Grantee Vesting of Restricted Shares	Cumulative Vested Percentage

Upon 1st day of 4th month following the date of grant	25%
First anniversary of the grant date	50%
Second anniversary of the grant date	75%
Third anniversary of the grant date	100%

During the Restriction Period, such stock shall be and remain unvested and a Grantee may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award.  Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Grantee shall be entitled to receive the Restricted Shares or a portion thereof, as the case may be, as provided in Section 7.4.

7.4          Separation from Service. Unless otherwise provided in an Award Agreement:

7.4.1           Death or Disability of the Grantee.  If the Grantee dies or separates from service with the Company and Subsidiaries because of the Grantee’s Disability, the Grantee will fully vest in his or her Restricted Shares; all restrictions shall lapse; and Company will release, clear and issue to Grantee all shares of Restricted Stock.

7.4.2           Separation for any Other Reason.  If the Grantee’s separation from service with the Company and Subsidiaries is for a reason other than as described in Section 7.4.1, the Grantee will forfeit all unvested Restricted Shares; the Grantee must immediately deliver all such shares to the Company; and Company will release, clear and issue to Grantee any Restricted Shares that the restriction(s) have been satisfied and/or lapsed.

7.5          Payment of Restricted Share Grants.  After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the restrictive legend for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Grantee.

7.6          Stockholder Rights.  A Grantee shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a stockholder of such stock (except as such rights, including the right to receive dividends, in the Committee’s discretion,  are limited or restricted under the Plan, in the relevant Award Agreement, or in any other applicable agreement).  Any stock dividends paid in respect of unvested Restricted Shares shall (to the extent the unvested Restricted Shares are entitled to receive dividends) be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

8.             Other Provisions.

8.1          Performance-Based Awards.  Restricted Shares subject to performance criteria that are intended to be “qualified performance-based compensation” within the meaning of Code Section 162(m) shall become vested solely on account of the attainment (as certified in writing by the Committee) of one or more preestablished, objective performance goals within the meaning of Code Section 162(m). These performance goals shall be based on performance criteria such as, but not limited to, either alone or in any combination, as the Committee may determine: growth in oil and gas reserves; production levels; revenues; earnings per share; net income; EBITDA; return on assets, equity, capital employed or total stockholder returns; market valuation; cash flows; performance relative to peer companies; management and control of capital expenditures; lease operating costs; and completion of strategic joint ventures,  acquisitions and/or divestitures.

8.2           Any such performance criterion or combination of such criteria may apply to a Grantee’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify.  The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee.  For purposes of the Plan, “Covered Employee” has the same meaning as set forth in Code Section 162(m).

8.3          Maximum Yearly Awards.  The maximum annual Common Stock amounts in this Section 8.3 are subject to adjustment under Section 11.2 and are subject to the Plan maximum under Section 4.2.

8.3.1           Restricted Share Awards. The maximum amount payable in respect of Restricted Shares in any calendar year may not exceed twenty (20%) percent of the maximum shares of Common Stock provided for in Section 4.2 in the case of any individual Grantee.

8.3.2           Stock Options. Each individual Grantee may not receive, in any calendar year, Awards of Stock Options exceeding twenty (20%) percent of the maximum shares of Common Stock provided for in Section 4.2.

9.            Dividend Equivalents.  In addition to the provisions of Section 7.6 that apply to Restricted Shares, Awards of Stock Options may, in the sole discretion of the Committee, and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award that is outstanding on a dividend record date for Common Stock, the Grantee shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date.  Any such dividend equivalents will be paid when accrued, but in no event later than March 15 following the year in which the dividend equivalents accrue.  The receipt of dividend equivalents granted under this Section 9 will be paid to the Grantee regardless of whether the Grantee exercises the Stock Option to which the dividend equivalents relate.

10.          Non-transferability of Awards.  Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Grantee or any beneficiary(ies) of any Grantee, except by testamentary disposition by the Grantee or the laws of intestate succession.  No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Grantee’s debts, judgments, alimony, or separate maintenance.  Unless otherwise provided in the Award Agreement, during the lifetime of a Grantee, Stock Options are exercisable only by the Grantee.

11.          Changes in Capitalization and Other Matters.

11.1        No Corporate Action Restriction.  The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary.  No Grantee, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any Subsidiary, as a result of any such action.

11.2        Changes in Capital Structure.  Awards granted under the Plan, any agreements evidencing such Awards and the maximum number of shares of Common Stock subject to all Awards stated in Section 4.2 and subject to individual calendar year Awards in Section 8.3 shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (a) in the event of changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (b) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.  The Company shall give each Grantee notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

11.3        Change in Control Treatment.  Notwithstanding Section 11.2, in the event of a Change in Control (defined below) all outstanding unvested Stock Options and Restricted Shares held by a Grantee, not otherwise previously forfeited by Grantee, shall vest to the Grantee.  The Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, (a) adjust any outstanding Award as the Committee deems appropriate to reflect such Change in Control; (b) cause any such Award to be assumed, or new rights substituted therefor, by the acquiring or surviving entity after such Change in Control; and/or (c) cancel any such Award and cause the holder thereof to be paid, in cash, securities or other property (including any securities or other property of a successor or acquirer), or any combination thereof, the value of such Award as determined by the Committee in its sole discretion; provided, however, that, the value of a Stock Option shall be based on the excess of the value of a share of Common Stock over the exercise price per share.  The Committee may, in its sole discretion, provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the Award being cancelled; provided, however, that the Committee may not cause an Award that is exempt from the provisions of Code Section 409A to become subject to Section 409A unless such Award is amended to comply with the provisions of Code Section 409A.

For purposes of this Section 11.3, “Change in Control” shall mean the consummation or occurrence of one or more of the following:

(i)           The Company is merged into or consolidated with another corporation or entity;

(ii)           Acquisition of greater than fifty (50) percent of the Company outstanding stock in one or a series of transactions by an entity or affiliated entities in a six month period;

(iii)          All or substantially all of the assets, or interests in the assets, of the Company are acquired by another person;

(iv)          Change in the majority of the Board of Directors in a six month period; or

(iii)          The reorganization or liquidation of the Company;

12.          Amendment, Suspension and Termination.

12.1        In General.  The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or to be in the best interests of the Company or any Subsidiary.  No such amendment, suspension or termination shall (a) materially and adversely effect the rights of any Grantee under any Award, without the consent of such Grantee or (b)  increase the number of shares available for Awards pursuant to Section 4.2 without shareholder approval; provided, however, that the Board may amend the Plan, without the consent of any Grantees, in any way it deems appropriate to ensure that the Award is not subject to the provisions of Code Section 409A.

12.2        Award Agreement Modifications.  The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Award, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined with respect to the restrictions, terms and provisions of such Awards, including, without limitation, changing or accelerating (a) the date or dates as of which Stock Options become exercisable, (b) the date or dates as of which Restricted Shares shall become vested, or (c) the performance period or goals in respect of any performance-based Restricted Shares; provided, however that with respect to an Award intended to be “qualified performance-based compensation,” no such amendment or modification may cause the Award to cease to satisfy the requirements of “qualified performance-based compensation.”  No such amendment or modification shall, however, materially and adversely affect the rights of any Grantee under any such Award without the consent of such Grantee; provided, however, that the Committee may amend an Award, without the consent of the Grantee, in any way it deems appropriate to satisfy Code Section 409A.

13.          Miscellaneous.

13.1        Tax Withholding.  The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local, foreign or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation.  In addition, the Company shall have the right to require payment from a Grantee to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

13.2        Code Section 409A.  To the extent applicable and notwithstanding any other provision of this Plan, this Plan and Awards hereunder are intended to be exempt from the provisions of Code Section 409A and shall be administered, operated and interpreted in according; provided, however, in the event that the Committee determines that any amounts payable hereunder may be taxable to a Grantee under Code Section 409A prior to the payment and/or delivery to such Grantee of such amount, the Committee may take such actions as the Committee determines necessary or appropriate to comply with or exempt the Plan and/or Awards from the requirements of Code Section 409A.  The Company and its Subsidiaries make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan, and, notwithstanding the above provisions and any agreement or understanding to the contrary, if any Award, payments or other amounts due to an Grantee (or his estate, as applicable) results in, or causes in any manner, the application of an accelerated or additional tax, fine or penalty under Code Section 409A or otherwise to be imposed, then the Grantee (or his beneficiaries or estate, as applicable) shall be solely liable for the payment of, and the Company and Subsidiaries shall have no obligation or liability to pay or reimburse (either directly or otherwise) the Grantee (or his estate, as applicable) for, any such additional taxes, fines or penalties.

13.3        No Right to Employment.  Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee, director or consultant of the Company or any Subsidiary any right to continued employment, Board membership or consulting relationship with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment, directorship or consulting relationship of any employee, director or consultant at any time for any reason, even if such termination adversely affects such Grantee’s Awards.

13.4        Other Company Benefit and Compensation Programs.  Payments and other benefits received by a Grantee under an Award made pursuant to the Plan shall not be deemed a part of a Grantee’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Committee expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation.  Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries.  The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees, non-employee directors and consultants.

13.5        Listing, Registration and Other Legal Compliance.  No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan or any Award Agreement unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations.  The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations.  Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may bear appropriate legends and may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law.  In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Grantee with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Grantee (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.  With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3.

13.6        Award Agreements.  Each Grantee receiving an Award under the Plan shall enter into an Award Agreement and any other agreement with the Company and/or its Subsidiaries as may be required by the Committee in such forms as determined by the Committee.  Each Grantee shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

13.7        Designation of Beneficiary.  Each Grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Stock Option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Grantee’s death.  At any time, and from time to time, any such designation may be changed or cancelled by the Grantee without the consent of any such beneficiary.  Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until delivered to the corporate secretary at the executive office of the Company.  If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee’s estate.  If the Grantee designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Grantee has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Grantee.

13.8        Leaves of Absence/Transfers.  The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Grantee.  Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Grantee has terminated employment with the Company or any such Subsidiary.  If a Grantee transfers within the Company, or to or from any Subsidiary, such Grantee shall not be deemed to have terminated employment as a result of such transfer.

13.9        Governing Law.  The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to the principles of conflict of laws thereof.  Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

13.10      Effective Date.  The Plan shall be effective upon its approval by the Company shareholders.

Exhibit B

LUCAS ENERGY, INC.

FORM OF AMENDMENT

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

ADDENDUM TO CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

LUCAS ENERGY, INC.

ARTICLE FOUR, CAPITAL STOCK. (continued)

A.           General Authorization.

The Corporation has the authority to issue One Hundred Ten Million (110,000,000) shares of stock consisting of:

(1)	Common Stock. One Hundred Million (100,000,000) shares of common stock, having a par value of $0.001 per share (the “Common Stock”); and

(2)	Preferred Stock. Ten Million (10,000,000) shares of Preferred Stock having a par value of $0.001 per share (the “Preferred Stock”).

All capital stock when issued shall be fully paid and nonassessable.  No holder of share of stock of this Corporation is entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter issue.

B.           Common Stock.

(1)	Number of Shares. The Common Stock shall consist of One Hundred Million (100,000,000) shares.

(2)
Voting.  Except as provided in these Articles of Incorporation or by applicable law, each holder  of Common Stock is entitled to one vote for each share of Common Stock held of record on all matters as to which Common Stockholders are entitled to vote, which voting rights shall not be cumulative in any election of directors.

(3)
Other Rights.  Each share of Common Stock issued and outstanding shall be identical in all respects with each other such share, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.  Except for and subject to those rights expressly granted to the holders of Preferred Stock and except as may be provided by the laws of the State of Nevada, the Common Stockholders shall have all other rights of stockholders.

C.           Preferred Stock.

Subject to the terms contained in any designation of a series of Preferred Stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of Preferred Stock of the Corporation:

(1)
The designation of such class or series, the number of shares to constitute such class or series which may be increased (but not below the number of shares of that class or series then outstanding) by a resolution of the Board of Directors;

(2)	Whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights;

(3)
The dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any share of stock of any other class or any other shares of the same class;

(4)
Whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption or a formula to determine the times, prices and such other conditions;

(5)
The amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(6)
Whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(7)
Whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchanges;

(8)
The limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of the Common Stock or shares of stock of any other class or any other series of the same class;

(9)
The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;

(10)
The ranking (be it pari passu, junior or senior) of each class or series vis-à-vis any other class or series of any class of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters;

(11)
Facts or events to be ascertained outside the articles of incorporation of the Corporation, or the resolution establishing the class or series of stock, upon which any rate, condition or time for payment of distributions on any class or series of stock is dependant and the manner by which the fact or event operates upon the rate, condition or time of payment;

(12)
Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of the Articles of Incorporation of this Corporation, to the full extent permitted by the laws of the State of Nevada.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

2. The articles have been amended as follows: (provide article numbers, if available)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

x

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. Nevada Secretary of State Amend Profit-After Revised: 3-6-09